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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 16, 2000



                            ViroPharma Incorporated
                            -----------------------
                 (Exact name of issuer as specified in charter)



         DELAWARE                                  0-021699                                23-2789550
     (State or Other                              (Commission                            (I.R.S. Employer
       Jurisdiction                                  file                                 Identification
   of Incorporation or                              number)                                  Number)
      Organization)


                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)

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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on October 16, 2000, ViroPharma Incorporated ("ViroPharma") announced its initiation of human clinical trials with a new antiviral compound for the treatment of respiratory syncytial virus disease.

     This report, including the press release attached hereto, contains forward-looking statements that involve a number of risks and uncertainties, including those relating to the initiation of human clinical trials with ViroPharma's product candidates for respiratory syncytial virus, the ability to deliver these product candidates to the site of virus infection through certain inhalation drug delivery technologies, the potential clinical benefit of these product
candidates and the estimated markets for respiratory syncytial virus.   There
can be no assurance that planned clinical trials can be initiated on a timely basis, or at all, or that such trials can be successfully concluded. Investigational pharmaceutical products, such as ViroPharma's product candidates for respiratory syncytial virus and inhalation drug delivery technologies, require significant time and effort for research and development, laboratory testing and clinical testing prior to regulatory approval and commercialization. As a result, all of the activities described in this report, including the press release attached hereto, are subject to risks and uncertainties. Neither the FDA nor any other regulatory authority has approved any of ViroPharma's product candidates for commercialization. There can be no assurance that FDA or other regulatory authority approval for any product candidate under development by ViroPharma will be granted on a timely basis or at all. Even if approved, there can be no assurance that such drug candidates will achieve market acceptance. These factors, and other factors that could cause future results to differ materially from the expectations expressed in this report, including the press release attached hereto, include, but are not limited to, those described in ViroPharma's most recent Registration Statement on Form S-3 filed with the Securities and Exchange Commission. The forward-looking statements contained in this report, including the press release attached hereto, may become outdated over time. ViroPharma does not assume any responsibility for updating any forward-looking statements.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit No.          Description
              -----------          -----------

                  99               ViroPharma Press Release dated October 16,
                                     2000
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                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        ViroPharma Incorporated


Date: October 16, 2000                       By: /s/ Michel de Rosen
                                                ------------------------
                                                 Michel de Rosen
                                                 President and Chief Executive
                                                  Officer
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                               Index to Exhibits

Exhibit No.    Description
-----------    -----------

   99          ViroPharma Press Release dated October 16, 2000